CARDLYTICS Q3 2021 Earnings Presentation November 2, 2021

Disclaimer This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding expectations about future financial performance or results of Cardlytics, Inc. (“Cardlytics,” “we,” “us,” or “our) including our financial guidance for the three and twelve months ending December 31, 2021, the potential benefits of our acquisitions of Dosh and Bridg, the anticipated impact of our strategic initiatives to create shareholder value, growth in MAUs and ARPU are forward looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to the uncertain impacts that COVID-19 may have on our business, financial condition, results of operations; unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability sustain our revenue and billings growth; risks related the integration of Dosh and Bridg with our company; risks related to our substantial dependence on our Cardlytics platform product; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association (“Bank of America”), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Bank of America and Wells Fargo; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, which include FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on November 2, 2021. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. In addition to U.S. GAAP financial information, this presentation includes billings, adjusted contribution, adjusted Partner Share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share, each of which is a non-GAAP financial measure. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Reconciliations of billings, adjusted contribution, adjusted Partner Share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share to the most directly comparable GAAP measures are included in the appendix to this presentation. Please see appendix for definitions.

01 Company overview

© 2021 Cardlytics 4 We power a native ad platform in our partners’ digital channels.

Cardlytics provides a scaled solution based on purchase intelligence 170M+ Monthly Active Users(1) $3.5T+ in Annual Spend(2) 1 IN 2 U.S. Purchase Transactions(3) Distinctive benefits for marketers + Reach valuable banking customers + Operate in a brand-safe, privacy-protected, trusted digital channel + Market to the most valuable customers based on their actual spending + Drive in-store and online traffic + Closed-loop solution measures marketing results to the penny

Cardlytics is focused on five strategic initiatives to create shareholder value + Continued expansion of MAUs and advertising budgets while realizing the value of our operating investments Drive long-term growth & operating leverage + Provide a solution for SMBs and agenciesSelf-service portal + Scaled product-level offers from leading brands with a friction-free customer experience Grocery & CPG at scale + Product-level offers across wider retail to provide advertisers enhanced flexibility and optionality Product & category offers + Upgraded UI / UX for more content and better offer constructs and engagement solutions to drive engagement and spend Next gen customer experience

Dosh overview Converting high-value customers on behalf of new advertiser and fintech partners while helping more consumers save money Innovative platform Partnerships with long-term potential New advertising solutions + Dosh’s technology complements Cardlytics’ product and technology roadmap + Modern, efficient platform that can quickly integrate with neo-banks, fintechs, smaller banks, and consumer-facing organizations + Dosh brings partnerships with multiple neo-banks and fintech players, including Venmo, Betterment and Ellevest + Increased exposure with millennial and younger consumer audiences + Potential to enable new content desired by existing partners, such as travel and local offers + Unique ways for advertisers to connect directly with consumers Customer engagement + A test and learn DTC app to better understand engagement and drive advertiser ROI + Results utilized by partners to drive faster scaled deployments Founded: 2016 | HQ: Austin, TX

Bridg overview A customer data platform working with leading retailers to help them understand and reach customers using product-level insights Product-level Insights that differentiate from CDP peers Partnerships with leading businesses Potential new advertising solutions + Access to SKU and UPC data through its client relationships + Connects to all of a merchant’s customers point-of-sale through proprietary technology + Capable of connecting to most point of sale systems in the U.S. + Ability to ingest, clean and categorize product-level data to create usable insights + Strong relationships in the restaurant vertical + Expansion into retail and grocery with several key contracts signed in 2020 and 2021 + Ability to target on other digital media platforms, including Cardlytics + Potential to enable product-level offers for partners + Once integrated, Bridg could move to deterministic modeling + Possibility for measurement business Privacy focused + Built from the ground up to protect consumer privacy and security + Not reliant on cookies or other sources for data ingestion + Data never leaves the platform and is never sold Founded: 2010 | HQ: Los Angeles, CA

02 Financial information & operating metrics

$17.6 $21.8 $24.7 $31.0 $20.4 $12.4 $19.7 $29.7 $24.3 $29.6 $31.6 $36.0 $48.7 $56.4 $69.3 $45.5 $28.2 $46.1 $67.1 $53.2 $58.9 $65.0 $58.6 $73.8 $82.8 $100.9 $67.8 $39.5 $62.1 $94.0 $76.3 $85.3 $98.4 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Trended consolidated results Q3 Adj. Contribution 60.1% y/y Q3 Revenue 41.0% y/y Q3 Billings 58.5% y/y Revenue Adj. Contribution(1) Billings(1)

Billings and adjusted contribution best reflect performance Billings Total in aggregate paid by marketers Consumer incentive Set by CDLX to achieve marketing objectives; can fluctuate based on desired outcome Enhanced consumer incentive Additional Consumer Incentives funded by our Partners GAAP revenue Recognized as Revenue; to be split between CDLX & our Partners Partner share Portion of Revenue shared with our Partners Adjusted contribution Amount retained by CDLX; net of Partner Share

Q3 2021 year-over-year consolidated results Consumer Incentives $16,014 $33,464 Adjusted Partner Share $33,359 $19,749 $31,625 BILLINGS REVENUE ADJ. CONTRIBUTION Adjusted Contribution 58.5% 41.0% 60.1% Q3 2020 Q3 2021 $26,330 Three Months Ended September 30 Change 2020 2021 $ % Billings(1) $62,093 $98,448 $36,355 58.5% Consumer Incentives 16,014 33,464 17,450 109.0% Revenue $46,079 $64,984 $18,905 41.0% Adjusted Partner Share and other third-party costs(1) 26,330 33,359 7,029 26.7% Adjusted contribution(1) $19,749 $31,625 $11,876 60.1% Delivery costs 3,498 6,390 2,892 82.7% Deferred implementation costs 1,641 731 (910) (55.5%) Gross profit $14,610 $24,504 $9,894 67.7% Net loss ($15,356) ($44,529) ($29,173) 190.0% Adjusted EBITDA(1) ($596) ($5,169) ($4,573) 767.3%

Cardlytics platform advertiser spend by industry Advertising spend from agency accounts grew >150% during the third quarter of 2021 compared to the third quarter of 2020. Agency accounts represented <10% of total advertising spend during the third quarter of 2021 compared to >5% during the third quarter of 2020. % Change % of Total Advertiser Spend Three Months Ended September 30, 2021 Three Months Ended September 30, Industry vs 2020 vs 2019 2019 2020 2021 Grocery & Gas > 45% > 75% < 10% > 10% > 10% Restaurant > 40% > 20% > 25% > 30% < 30% Retail > 105% > 0% > 30% < 20% > 25% Travel & Entertainment < (5)% < (70)% > 20% < 10% < 5% Direct to Consumer > 45% > 115% < 15% > 30% > 25%

Cardlytics platform engagement metrics(1) There may be variation in future quarters due to factors such as global economic events, bank launches, new advertisers with significant spend, and growth in nascent or new verticals. Monthly log-in days(2) show that MAUs logged in 10.4 days per month in Q3 2021 versus 11 days per month in Q3 2020. Offer activation rates(2) show higher rates for small-ticket, volume- heavy offers versus large-ticket and subscription offers. Campaign spend ratios(2) show Cardlytics currently targets a small proportion of total MAU spend. + As budgets increase and more advertisers come onto the platform, more spend from MAUs can be targeted with offers. + There remains considerable room to target larger audiences in light of existing MAU engagement levels. Campaign Spend Ratios by Industry Offer Activation Rates by Industry Q3 2020 Q3 2021 Q3 2020 Q3 2021 3.28% 1.96% 3.57% 2.65% 6.51% 2.73% 2.12% 2.82% 1.97% 2.10% 3.66% 2.73% 7.30% 2.76% 2.83% 5.25% E-Comm Entertainment Grocery Other Restaurant Retail Subscription Travel 0.63% 0.07% 0.70% 0.14% 3.18% 0.78% 0.43% 2.42% 0.43% 0.50% 0.90% 0.03% 3.47% 1.19% 1.83% 2.24% E-Comm Entertainment Grocery Other Restaurant Retail Subscription Travel

Significant MAU increase precedes opportunity for expected billings growth and future ARPU expansion for the Cardlytics platform ARPU(1)MAUs(1) 108.5 120.1 128.3 133.4 140.8 157.2 161.6 163.6 168.5 167.6 170.6 $0.33 $0.40 $0.44 $0.52 $0.32 $0.18 $0.29 $0.41 $0.32 $0.34 $0.36 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21

03 Appendix

Q3 2021 results Three Months Ended September 30, Change Nine Months Ended Change September 30, 2021 2020 AMT % 2021 2020 AMT % Revenue $64,984 $46,079 $18,905 41.0% $177,067 $119,810 $57,257 47.8% Billings(1) 98,448 62,093 36,355 58.5% 260,102 169,390 90,712 53.6% Gross Profit 24,504 14,610 9,894 67.7% 67,177 38,487 28,690 74.5% Adjusted contribution(1) 31,625 19,749 11,876 60.1% 85,596 52,530 33,066 62.9% Net loss attributable to common stockholders (44,529) (15,356) (29,173) 190.0% (116,730) (48,645) (68,085) 140.0% Net loss per share (EPS) ($1.35) ($0.56) ($0.79) 141.1% ($3.67) ($1.80) ($1.87) 103.9% Adjusted EBITDA(1) ($5,169) ($596) ($4,573) 767.3% ($14,779) ($12,273) ($2,506) 20.4% Adjusted EBITDA margin(1)(2) (8.0%) (1.3%) (6.7%) 515.0% (8.3%) (10.2%) 1.9% (18.6%) Non-GAAP net loss(1) ($10,971) ($4,453) ($6,518) 146.4% ($33,702) ($21,730) ($11,972) 55.1% Non-GAAP net loss per share(1) ($0.33) ($0.16) ($0.17) 106.3% ($1.06) ($0.80) ($0.26) 32.5% Cardlytics MAUs (in millions) 170.6 161.6 9.0 5.6% 167.5 153.2 14.3 9.3% Cardlytics ARPU $0.36 $0.29 $0.07 24.1% $1.03 $0.78 $0.25 32.1% Bridg ARR $12,734 $ - $12,734 NM $12,734 $ - $12,734 NM

Guidance Q4 2021 Guidance FY 2021 Guidance Billings(1) $105.0 - $120.0 $365.1 - $380.1 Revenue $70.0 - $80.0 $247.1 - $257.1 Adjusted Contribution(1) $33.0 - $38.0 $118.6 - $123.6

Three Months Ended Mar 31, 2019 Jun 30, 2019 Sept 30, 2019 Dec 31, 2019 Mar 31, 2020 Jun 30, 2020 Sept 30, 2020 Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Sept 30, 2021 Cardlytics Platform Revenue $35,988 $48,730 $56,419 $69,293 $45,509 $28,222 $46,079 $67,082 $53,230 $56,763 $62,075 Plus: Consumer Incentives 22,562 25,046 26,373 31,642 22,267 11,299 16,014 26,883 23,087 26,484 33,464 Billings $58,550 $73,776 $82,792 $100,935 $67,776 $39,521 $62,093 $93,965 $76,317 $83,247 $95,539 Bridg Platform Revenue - - - - - - - - - $2,090 $2,909 Plus: Consumer Incentives - - - - - - - - - - - Billings - - - - - - - - - $2,090 $2,909 Consolidated Revenue $35,988 $48,730 $56,419 $69,293 $45,509 $28,222 $46,079 $67,082 $53,230 $58,853 $64,984 Plus: Consumer Incentives 22,562 25,046 26,373 31,642 22,267 11,299 16,014 26,883 23,087 26,484 33,464 Billings $58,550 $73,776 $82,792 $100,935 $67,776 $39,521 $62,093 $93,965 $76,317 $85,337 $98,448 Reconciliation of GAAP revenue to billings

Reconciliation of GAAP gross profit to adjusted contribution Three Months Ended Mar 31, 2019 Jun 30, 2019 Sept 30, 2019 Dec 31, 2019 Mar 31, 2020 Jun 30, 2020 Sept 30, 2020 Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Sept 30, 2021Cardlytics Platform Revenue $35,988 $48,730 $56,419 $69,293 $45,509 $28,222 $46,079 $67,082 $53,230 $56,763 $62,075 Minus: Partner Share and other third-party costs 19,004 27,620 32,470 38,986 26,138 16,811 27,971 38,388 29,771 29,890 33,929 Delivery costs 3,246 3,370 3,070 3,207 3,406 3,499 3,498 3,907 3,938 4,837 4,777 Gross Profit $13,738 $17,740 $20,879 $27,100 $15,965 $7,912 $14,610 $24,787 $19,521 $22,036 $23,369 Plus: Delivery costs 3,246 3,370 3,070 3,207 3,406 3,499 3,498 3,907 3,938 4,837 4,777 Deferred implementation costs 653 731 789 696 1,008 991 1,641 958 882 730 731 Adjusted contribution $17,637 $21,841 $24,738 $31,003 $20,379 $12,402 $19,749 $29,652 $24,341 $27,603 $28,877 Bridg Platform Revenue - - - - - - - - - - $2,090 $2,909 Minus: Partner Share and other third-party costs - - - - - - - - - - 63 161 Delivery costs - - - - - - - - - - 911 1,613 Gross Profit - - - - - - - - - - $1,116 $1,135 Plus: Delivery costs - - - - - - - - - - 911 1,613 Adjusted contribution - - - - - - - - - - $2,027 $2,748 Consolidated Revenue $35,988 $48,730 $56,419 $69,293 $45,509 $28,222 $46,079 $67,082 $53,230 $58,853 $64,984 Minus: Partner Share and other third-party costs 19,004 27,620 32,470 38,986 26,138 16,811 27,971 38,388 29,771 29,953 34,090 Delivery costs 3,246 3,370 3,070 3,207 3,406 3,499 3,498 3,907 3,938 5,748 6,390 Gross Profit $13,738 $17,740 $20,879 $27,100 $15,965 $7,912 $14,610 $24,787 $19,521 $23,152 $24,504 Plus: Delivery costs 3,246 3,370 3,070 3,207 3,406 3,499 3,498 3,907 3,938 5,748 6,390 Deferred implementation costs 653 731 789 696 1,008 991 1,641 958 882 730 731 Adjusted contribution $17,637 $21,841 $24,738 $31,003 $20,379 $12,402 $19,749 $29,652 $24,341 $29,630 $31,625

Reconciliation of GAAP partner share and other third-party costs to adjusted partner share and other third-party costs Three Months Ended Mar 31, 2019 Jun 30, 2019 Sept 30, 2019 Dec 31, 2019 Mar 31, 2020 Jun 30, 2020 Sept 30, 2020 Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Sept 30, 2021Cardlytics Platform Partner Share and other third-party costs $19,004 $27,620 $32,470 $38,986 $26,138 $16,811 $27,971 $38,388 $29,771 $29,890 $33,929 Minus: Deferred implementation costs 653 731 789 696 1,008 991 1,641 958 882 730 731 Adjusted Partner Share and other third-party costs $18,351 $26,889 $31,681 $38,290 $25,130 $15,820 $26,330 $37,430 $28,889 $29,160 $33,198 Bridg Platform Partner Share and other third-party costs - - - - - - - - - $63 $161 Minus: Deferred implementation costs - - - - - - - - - - - Adjusted Partner Share and other third-party costs - - - - - - - - - $63 $161 Consolidated Partner Share and other third-party costs $19,004 $27,620 $32,470 $38,986 $26,138 $16,811 $27,971 $38,388 $29,771 $29,953 $34,090 Minus: Deferred implementation costs 653 731 789 696 1,008 991 1,641 958 882 730 731 Adjusted Partner Share and other third-party costs $18,351 $26,889 $31,681 $38,290 $25,130 $15,820 $26,330 $37,430 $28,889 $29,223 $33,359

Three Months Ended Mar 31, 2019 Jun 30, 2019 Sept 30, 2019 Dec 31, 2019 Mar 31, 2020 Jun 30, 2020 Sept 30, 2020 Dec 31, 2020 Mar 31, 2021 Jun 30, 2021 Sept 30, 2021Cardlytics Platform Net (loss) income ($6,314) ($6,510) ($7,747) $3,427 ($13,531) ($19,758) ($15,356) ($6,777) ($24,895) ($45,328) ($39,473) Plus: Income tax benefit - - - - - - - - - - - Interest expense (income), net 304 338 218 (312) (284) 10 283 3,039 3,045 3,078 3,192 Depreciation and amortization expense 961 1,053 1,167 1,354 2,331 1,545 1,933 2,017 3,065 7,092 5,554 Stock-based compensation expense 1,708 3,072 7,486 3,585 4,126 9,108 11,578 7,584 7,248 13,179 15,627 Foreign currency (gain) loss (491) 667 903 (1,859) 1,886 8 (1,066) (2,377) (319) - 1,543 Deferred implementation costs 653 731 789 696 1,008 991 1,641 958 882 730 731 Costs associated with financing events - - 123 - - - - - - - - Loss on extinguishment of debt - 23 28 - - - - - - - - Restructuring costs - - - - - 482 403 391 47 - - 713 Acquisition and integration costs - - - - - - - - 7,030 14,114 1,620 Change in fair value of contingent consideration - - - - - - - - - 1,480 6,261 Adjusted EBITDA ($3,179) ($626) $2,967 $6,891 ($3,982) ($7,693) ($596) $4,491 ($3,944) ($5,655) ($4,231) Bridg Platform Net (loss) income - - - - - - - - - ($1,978) ($5,056) Plus: Depreciation and amortization expense - - - - - - - - - 1,741 2,821 Stock-based compensation expense - - - - - - - - - 158 1,203 Acquisition and integration costs - - - - - - - - - 68 94 Adjusted EBITDA - - - - - - - - - ($11) ($938) Consolidated Net (loss) income ($6,314) ($6,510) ($7,747) $3,427 ($13,531) ($19,758) ($15,356) ($6,777) ($24,895) ($47,306) ($44,529) Plus: Income tax benefit - - - - - - - - - - - Interest expense (income), net 304 338 218 (312) (284) 10 283 3,039 3,045 3,078 3,193 Depreciation and amortization expense 961 1,053 1,167 1,354 2,331 1,545 1,933 2,017 3,065 8,833 8,375 Stock-based compensation expense 1,708 3,072 7,486 3,585 4,126 9,108 11,578 7,584 7,248 13,337 16,830 Foreign currency (gain) loss (491) 667 903 (1,859) 1,886 8 (1,066) (2,377) (319) - 1,543 Deferred implementation costs 653 731 789 696 1,008 991 1,641 958 882 730 731 Costs associated with financing events - - 123 - - - - - - - - Loss on extinguishment of debt - 23 28 - - - - - - - - Restructuring costs - - - - - 482 403 391 47 - - 713 Acquisition and integration costs - - - - - - - - 7,030 14,182 1,714 Change in fair value of contingent consideration - - - - - - - - - 1,480 6,261 Adjusted EBITDA ($3,179) ($626) $2,967 $6,891 ($3,982) ($7,693) ($596) $4,491 ($3,944) ($5,666) ($5,169) Reconciliation of GAAP net (loss) income to adjusted EBITDA

Three Months Ended Nine Months Ended September 30, September 30, 2021 2020 2021 2020 Net loss ($44,529) ($15,356) ($116,730) ($48,645) Plus: Stock-based compensation expense 16,830 11,578 37,415 24,811 Foreign currency loss (gain) 1,543 (1,066) 1,224 828 Acquisition and integration costs 1,714 - 22,926 - Amortization of acquired intantibles 6,497 - 13,009 - Change in fair value of contingent consideration 6,261 - 7,741 - Restructuring costs 713 391 713 1276 Non-GAAP net loss ($10,971) ($4,453) ($33,702) ($21,730) Weighted-average number of shares of common stock used in computing non-GAAP net loss per share: Weighted-average common shares outstanding, diluted 33,101 27,343 31,802 27,048 Non-GAAP net loss per share attributable to common stockholders, diluted ($0.33) ($0.16) ($1.06) ($0.80) Reconciliation of GAAP net loss to non-GAAP net loss and non-GAAP net loss per share

Reconciliation of forecasted GAAP revenue to billings Q4 2021 Guidance FY 2021 Guidance Revenue $70.0 - $80.0 $247.1 - $257.1 Plus: Consumer Incentives $35.0 - $40.0 $118.0 - $123.0 Billings $105.0 - $120.0 $365.1 - $380.1

Definitions Adjusted contribution: We define adjusted contribution measures of the degree by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental marketing spend on our platform generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. Adjusted EBITDA: We define adjusted EBITDA as our net loss before income tax benefit; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency gain (loss); deferred implementation costs; restructuring costs; acquisition and integration costs; and change in fair value of contingent considerations. Bridg ARR: We define ARR as the annualized GAAP revenue of the final month in the period presented for the Bridg platform. ARR should not be considered in isolation from, or as an alternative to, revenue prepared in accordance with GAAP. We believe that ARR is an indicator of the Bridg platform’s ability to generate future revenue from existing clients. Cardlytics ARPU: We define ARPU as the total Cardlytics platform revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period. Billings: Billings represents the gross amount billed to customers and marketers for advertising campaigns in order to generate revenue. Cardlytics platform billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform billings is the same as Bridg platform GAAP revenue. Campaign spend ratio: We define campaign spend ratio as the amount of spend from MAUs that is associated with the campaigns in which they were targeted with offers divided by the total amount of spend from MAUs in the industries in which MAUs were targeted with offers during the applicable period. Cardlytics MAUs: We define MAUs as targetable customers or accounts that have logged in and visited online or mobile applications containing offers from, opened an email containing offers from, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. Monthly log-in days: We define monthly log-in days as the number of days in which MAUs logged in and visited the online or mobile banking applications of, or opened an email containing our offers from, our partners during a monthly period. We then calculate an average of the monthly log-in days for the periods presented. Non-GAAP net loss: We define non-GAAP net loss as our net loss income before stock-based compensation expense; foreign currency (gain) loss; acquisition and integration costs; amortization of acquired intangibles; change in fair value of contingent considerations; and restructuring costs. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain Partners are not added back to net loss in order to calculate adjusted EBITDA. Non-GAAP net loss per share: We define non-GAAP net loss per share as non-GAAP net loss divided by GAAP weighted-average common shares outstanding, diluted. Offer activation rate: We define offer activation rate as the total number of offers activated by MAUs divided by the total number of offers served to MAUs in the applicable period.

Industry and account definitions Segment Segment Constituents DTC Direct to consumer Entertainment Amusement Parks, Cinema/Video, Concerts/Theater, Gaming, Golf, Miscellaneous Recreation Services, Museums/Parks, Radio, Sporting & Sporting Venues/Other, Ticket Providers Grocery Convenience, Grocery Other Business Services, Financial Institutions, Gyms/Fitness, Home/ Maintenance, Online Education/ Distance Learning, Other Services, Salon/Spa Restaurant Banquet/Caterers, Bars/Night Clubs/Taverns, Fast Food/ Quick Serve, Full Service Restaurants, Quick Serve Light Fares Retail Accessories, Apparel, Auto Services and Products, Beauty Products/Cosmetics, Books/ Magazine, Child/ Infant Care, Drug Store/Pharmacy, General/Multi-Line, Home & Garden, Office Supplies, Other Retail, Pets, Shoes & Athletic Footwear, Specialty Gifts, Sporting & Outdoor Goods Subscription Bundled, Insurance/Real Estate, Internet, Phone, Professional Services, Television Travel Airlines, Car Rental, Cruise Lines, Gas Stations, Hotels/Lodging, Other Travel, Parking Services, Personal Transportation, Tour Operators/Agencies, Travel Aggregators and Agencies Exclusions Antique/Pawn, Charitable and Social Service Organizations, Courier/Freight/Storage, Gambling, Government, Lifestyle/ Social, Medical Services, Other Educational, Schools Merchants on the Cardlytics platform in which we interact with an advertising agency that we believe holds significant influence over the decision-making process as it relates to the design and management of advertising campaigns Agency Accounts